RELEASE AND SETTLEMENT AGREEMENT
                     --------------------------------

This Release and Settlement Agreement ("Agreement") is entered into by and between John R. Desautels, Emile Anger, Adela Weaver, Edna Aubin, Ruth Bonneau, Joseph P. Berube, Louis Bibeault, Cecile Brunet, Pauline Carter, Robert Carter, Beulah A. Chandler, Viola Coutras, Alexina Charbonneau, Clinton E. Corbin, Bertha Defilippo, Louis Defilippo, Irene Dubeau, Stella Desautels, Lionel Desautels, Raymond W. Dextraze, Mary Dupointe, Esther Edwards, Alice Egan, Leo P. Frechette, Walter Humes, Walter J. Kania, Philip Lamirand, Elena Moulin, Dorothy Macina, Alma B. Mazzarella, Frances B. Meunier, Doris Polano, Frankin E. Penny, Sr., Angela Robidoux, Hilda M. Stedman, Stanley Schapp, Joseph Walmsley, Mildred Walmsley, Mildred Wade, Louise Willet, Frank, R. Zurowski (collectively the "Plaintiffs", Corcap, Inc., CompuDyne Corporation, Norman Silberdick, Millard H. Pryor, Jr., David Clark and Antoine I. Dominic (collectively the "Defendants"), and the United Steelworkers of America (the "Union").

     WHEREAS, Plaintiffs currently have a lawsuit pending against Defendants in the United States District Court for the District of Connecticut encaptioned Desautels, et al v. Corcap, Inc., et al., Case No. 394CV01242 (the "Complaint").

     WHEREAS, Plaintiffs are all retiree members of the Union; and

     WHEREAS, the parties wish to resolve their dispute prior to trial on this matter;

     NOW, THEREFORE, IN CONSIDERATION of the foregoing premises, the provisions of this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. Defendants shall transfer twenty-two thousand five hundred (22,500) shares of CompuDyne stock to the Union for the Plaintiffs' benefit. Defendants agree to cause to be delivered to counsel for Plaintiffs a share certificate memorializing the transfer of 22,500 shares of CompuDyne stock after the execution of this Agreement and upon receipt of the Order of the Court approving the Stipulation for Dismissal with Prejudice which is to be filed pursuant to paragraph 4 below.

     2. Union represents and warrants that it is an "accredited investor" within the meaning of the rules and regulations of the Securities and Exchange Commission and that it is acquiring the shares of common stock of CompuDyne Corporation from Corcap, Inc. in a private, negotiated transaction.

     It is understood that, even though the common stock of CompuDyne Corporation is registered with the Securities and Exchange Commission, because the shares of such common stock being transferred pursuant to this Settlement Agreement are being conveyed by Corcap, Inc., which is an "affiliate" of CompuDyne Corporation, such shares of common stock are "restricted securities' within the meaning of the Securities and Exchange Commission's Rule 144, and the Union's ability to resell them is limited by law.

     3. The Union agrees to resell such stock for the Plaintiffs' benefit in accordance with the limitations set forth by Rule 144 and to disburse the proceeds equally among all Plaintiffs.

     4. Plaintiffs agree to dismiss with prejudice the lawsuit filed by Plaintiffs against Defendants in the United States District Court for the District of Connecticut in Case No. 394CV01242. To accomplish such dismissal, Plaintiffs and Defendants will cause their respective counsel to execute and file with the Court a "Stipulation for Dismissal with Prejudice" and Order thereon.

     5. Plaintiffs further acknowledge that, for the aforementioned consideration, they collectively and individually release and discharge any and all claims against Defendants, whatever kind and character, including but not limited to any claims under the Federal Employee Retirement Income Security Act of 1974, 29 U.S.C. ss 1140 et seq. (ERISA); the Age Discrimination in Employment Act, Title 29 U.S.C. ss 217 et seg. (ADEA); any claims of retaliation, or other claims of discrimination which have been, are, or might be made in any court or administrative agency (inlcuding but not limited to any claims which have been, or might have been made before the Equal Employment Opportunity Commission, or any state or local Civil Rights Commission or their equivalent); and other claims of any kind under any local, state or federal statutes or ordinances whatsoever, any claims for defamation, intentional infliction of emotional distress for damages.

     6. Plaintiffs further waive any claims of any kind against, and covenants not to sue, Corcap, Inc., CompuDyne Corporation, Norman Silberdick, Millard H. Pryor, Jr., David Clark and Antoine I. Dominic, their respective employees, agents officers, and directors (if applicable), and their successors or assigns, with respect to any matters arising out of or relating to matters that have been alleged or could have been alleged in the Complaint currently pending in the United States District Court for the District of Connecticut.

     7. Plaintiffs further release, waive, and forever abandon any claims for costs, expenses and attorney's fees which they have, may have, may have had or might have presented against Defendants, specifically covenant and agree that they will not sue, levy, or present any claim or demand whatsoever with respect to any such costs, expenses or attorney's fees. It is specifically understood by Plaintiffs that the aforesaid sole consideration outlined above is intended as full settlement and satisfaction of any and all claims against Defendants, including any claim for costs, expenses or attorney's fees which Plaintiffs or their attorney may have or may have had against Defendants under any statute.

     8. In making this Release and Agreement, Plaintiffs acknowledge and agree that they relied wholly upon their own judgment, belief and knowledge of the circumstances and that no representations or statements regarding the circumstances of this Release or the matters relating to any claims or releases or any other matters were made by the persons, firms, or corporations which are hereby released or any person or persons representing them, and no conduct or statements by the persons, firms, and corporations released have influenced Plaintiffs to any extent whatsoever in making this release.

     9. In compliance with the Older Worker's Benefit Protection Act (29 U.S.C. ss 626(f)), Plaintiffs expressly agree that the following statements are true.

     a) The consideration described above is in addition to anything else of value which the Company may have owed Plaintiffs in connection with Plaintiffs' employment with Corcap, Inc. or the separation of employment.

     b) Plaintiffs have twenty-one (21) days to consider whether to sign this Agreement. If Plaintiffs choose to sign this Agreement before the end of the twenty-one (21) day period, that decision is completely voluntary and has not been forced on Plaintiffs by the Defendants.

     c) Plaintiffs will have seven (7) days after signing the Agreement in which to revoke it, and the Agreement will not become effective or enforceable until the end of those seven (7) days.

     d) Plaintiffs are now advised in writing to consult an attorney before signing this Agreement.

     10. FOR THE SOLE CONSIDERATION SET FORTH ABOVE, PLAINTIFFS AND DEFENDANTS FURTHER AGREE THAT UNLESS REQUIRED BY LAW TO DO SO, NEITHER PLAINTIFFS NOR DEFENDANTS, NOR THEIR REPRESENTATIVES (INCLUDING THE UNION) SHALL DIVULGE EITHER THE FACT OF THIS AGREEMENT OR RELEASE, OR THE AMOUNT OF THE CONSIDERATION PAYABLE HEREUNDER. HOWEVER, IT SHALL NOT BE A VIOLATION OF THIS AGREEMENT FOR EITHER PARTIES TO RESPOND TO A QUESTION ABOUT THIS AGREEMENT BY REPLYING "THE MATTER HAS BEEN SETTLED TO THE MUTUAL SATISFACTION OF THE PARTIES" OR WORDS SUBSTANTIALLY SIMILAR TO THAT. IT IS UNDERSTOOD AND AGREED BY THE PARTIES THAT THIS DOCUMENT AND ANY AND ALL MATTERS CONCERNING THIS SETTLEMENT SHALL BE REGARDED AS CONFIDENTIAL COMMUNICATIONS BETWEEN THE PARTIES HERETO AND WILL NOT BE DISSEMINATED OR RELEASED IN ANY MANNER.

     11. It is further understood and agreed that all payments made hereunder are made soley as a compromise settlement of doubtful and disputed claims. It is further understood and agreed that the payment of said amount as aforesaid is not to be construed as an admission of liability on the part of Defendants, its employees, agents, officers and directors, or its or their successors and assigns, or any other person, firm, or corporation, liability being by it and by them expressly denied.

     12. It is further understood that this agreement will not take effect until the signatures of all parties are obtained, including but not limited to personal representatives or individual plaintiffs or representatives of estates, if an individual plaintiff is deceased at the time of the execution of this Settlement Agreement.

     13. If any clause, sentence, paragraph or part of this Agreement or the application thereof to any person or circumstance shall for any reason be adjudged invalid, such adjudication shall not affect, impair or invalidate the remainder of this Release and the remaining portions of the Release shall remain in full force and effect.

     14. All agreements and understandings between the parties thereto are embodied and expressed herein and the terms of this Agreement are contractual and not a mere recital.

     15. This Agreement may be executed in parts and assuming original signatures of all named parties, such separate signed copies taken collectively shall constitute the entire agreement and shall have the same force and effect as if all signatures were on the same document.

     We, PLAINTIFFS and DEFENDANTS, HAVE READ THE FOREGOING AGREEMENT AND FULLY UNDERSTAND IT. We, Plaintiffs and Defendants, signed, sealed and deliver this Agreement this 26th day of April 1996.





                             THE "PLAINTIFFS"
                             ---------------

                                      /s/ John R. Desautels
                                      ---------------------
                                      John R. Desautels


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared John
R. Desautels, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                               ----------



                                      /s/ Emile Anger
                                    ---------------------
                                      Emile Anger


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Emile Anger, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name




                                 ----------



                                      /s/ Adela Weaver
                                      ---------------------
                                      Adela Weaver


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Adela Weaver, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Edna Aubin
                                    ---------------------
                                      Edna Aubin


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Edna Aubin, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Ruth Bonneau
                                      ---------------------
                                      Ruth Bonneau


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Ruth Bonneau, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------



                                      /s/ Joseph P. Berube
                                    ---------------------
                                      Joseph P. Berube


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Joseph P. Berube, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Louis Bibeault
                                      ---------------------
                                      Louis Bibeault


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Louis Bibeault, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name



                                ----------


                                      /s/ Cecile Brunet
                                    ---------------------
                                      Cecile Brunet


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Cecile Brunet, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Pauline Carter
                                      ---------------------
                                      Pauline Carter


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Pauline Carter, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name



                                ----------


                                      /s/ Robert Carter
                                    ---------------------
                                      Robert Carter


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Robert Carter, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Beulah A. Chandler
                                      ---------------------
                                      Beulah A. Chandler


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Beulah A. Chandler, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Viola Coutras
                                    ---------------------
                                      Viola Coutras


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Viola Coutras, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                --------


                                      /s/ Alexina Charbonneau
                                      ---------------------
                                      Alexina Charbonneau


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Alexina Charbonneau, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Clinton E. Corbin
                                    ---------------------
                                      Clinton E. Corbin


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Clinton E. Corbin, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name



                                ---------


                                      /s/ Bertha Defilippo
                                      ---------------------
                                      Bertha Defilippo


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Bertha Defilippo, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name



                                ----------


                                      /s/ Louis Defilippo
                                    ---------------------
                                      Louis Defilippo


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Louis Defilippo, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Irene Dubeau
                                      ---------------------
                                      Irene Dubeau


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Irene Dubeau, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name



                                ----------



                                      /s/ Stella Desautels
                                    ---------------------
                                      Stella Desautels


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Stella Desautels, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------



                                      /s/ Lionel Desautels
                                      ---------------------
                                      Lionel Desautels


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Lionel Desautels, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Raymond W. Dextraze
                                    ---------------------
                                      Raymond W. Dextraze


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Raymond W. Dextraze, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Mary Dupointe
                                      ---------------------
                                      Mary Dupointe


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Mary Dupointe, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Esther Edwards
                                    ---------------------
                                      Esther Edwards


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Esther Edwards, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Alice Egan
                                      ---------------------
                                      Alice Egan


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Alice Egan, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Leo P. Frechette
                                    ---------------------
                                      Leo P. Frechette


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Leo
P. Frechette, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Walter Humes
                                      ---------------------
                                      Walter Humes


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Walter Humes, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name



                                ----------


                                      /s/ Walter J. Kania
                                    ---------------------
                                      Walter J. Kania


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Walter J. Kania, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Philip Lamirand
                                      ---------------------
                                      Philip Lamirand


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Philip Lamirand, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Elena Moulin
                                    ---------------------
                                      Elena Moulin


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Elena Moulin, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Dorothy Macina
                                      ---------------------
                                      Dorothy Macina


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Dorothy Macina, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------

                                      /s/ Alma B. Mazzarella
                                      ---------------------
                                      Alma B. Mazzarella


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Alma
B. Mazzarella, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------

                                ----------

                                      /s/ Frances B. Meunier
                                      ---------------------
                                      Frances B. Meunier


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Frances B. Meunier, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                    /s/ Doris Polaino
                                    ----------------------
                                    Doris Polaino


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Doris Polaino, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Frankin E. Penny, Sr.
                                      -------------------------
                                      Frankin E. Penny, Sr.


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Frankin E. Penny, Sr., and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------
                                ----------


                                      /s/ Angela Robidoux
                                      -------------------------
                                      Angela Robidoux


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Angela Robidoux, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                               ----------



                                      /s/ Hilda M. Stedman
                                      -------------------------
                                      Hilda M. Stedman


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Hilda
M. Stedman, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                               ----------


                                    /s/ Stanley Schapp
                                    ----------------------
                                    Stanley Schapp


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Stanley Schapp, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Joseph Walmsley
                                      -------------------------
                                      Joseph Walmsley


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Hilda
M. Stedman, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                    /s/ Mildred Walmsley
                                    ----------------------
                                    Mildred Walmsley


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Mildred Walmsley, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ------------


                                      /s/ Mildred Wade
                                      -------------------------
                                      Mildred Wade


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Mildred Wade, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                    /s/ Louise Willet
                                    ----------------------
                                    Louise Willet


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Louise Willet, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


                                ----------


                                      /s/ Frank R. Zurowski
                                      -------------------------
                                      Frank R. Zurowski


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared Frank
R. Zurowski, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name




                                ----------


                                    UNITED STEELWORKERS
                                    OF AMERICA, (THE "UNION")



                                    By:
                                        ---------------------
                                        Name (signature),
                                        Duly authorized--------------


                                    By:
                                        ----------------------
                                        Name (printed)


STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF ----------)

     Before me, the undersigned, a Notary Public in and for said County and State, this ------- day of ---------, 1996, personally appeared ----- -----------, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

------------------------            My Commission Expires ----------
           Notary Public

------------------------            County of Residence ------------
           Printed Name


------------------------------------------------------------------------


                             THE "DEFENDANTS"
                             ----------------


                                      CORCAP, INC.


                                      /s/ Diane W. Burns
                                      -------------------------
                                      Diane W. Burns, President


STATE OF CONNECTICUT)
                    ) SS:  WINDHAM
COUNTY OF WINDHAM   )

     Before me, the undersigned, a Notary Public in and for said County and State, this 30th day of January, 1996, personally appeared Corcap, Inc., by its President Diane Burns, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

/s/Linda K. Meunier                                       Sept. 30, 1999
------------------------            My Commission Expires ----------
           Notary Public

   LINDA K. MEUNIER                                       WINDHAM
------------------------            County of Residence ------------
           Printed Name


                                ----------

                                        COMPUDYNE CORPORATION



                                        /s/ Martin A. Roenigk
                                        ---------------------
                                        Martin A. Roenigk, Chairman & CEO

STATE OF CONNECTICUT)
                    ) SS: WINDHAM
COUNTY OF WINDHAM   )

     Before me, the undersigned, a Notary Public in and for said County and State, this 6th day of February, 1996, personally appeared CompuDyne Corporation, by its Chairman and CEO Martin A. Roenigk, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

/s/Glen L. Husted, Jr.                                     Nov. 30, 1999
------------------------            My Commission Expires ----------
           Notary Public

   GLEN L. HUSTED, JR.                                    WINDHAM
------------------------            County of Residence ------------
           Printed Name


                                ----------



                                        /s/ Norman Silberdick
                                        ---------------------
                                        Norman Silberdick

STATE OF CONNECTICUT)
                    ) SS: WINDHAM
COUNTY OF WINDHAM   )

     Before me, the undersigned, a Notary Public in and for said County and State, this 30th day of January, 1996, personally appeared Norman Silberdick and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

/s/Linda K. Meunier                                      Sept. 30, 1999
------------------------            My Commission Expires -------------
           Notary Public

   LINDA K. MEUNIER                                       WINDHAM
------------------------            County of Residence ------------
           Printed Name



                                ----------


                                        /s/ Millard H. Pryor, Jr.
                                        -------------------------
                                        Millard H. Pryor, Jr.

STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF HARTFORD  )

     Before me, the undersigned, a Notary Public in and for said County and State, this 30 day of January, 1996, personally appeared Millard H. Pryor, Jr. and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

/s/Linda P. Henry                                         March 31, 1998
------------------------            My Commission Expires --------------
           Notary Public

   LINDA P. HENRY                                       HARTFORD
------------------------            County of Residence ------------
           Printed Name


                                ----------


                                        /s/ David Clark
                                        -----------------------
                                        David Clark

STATE OF CONNECTICUT)
                    ) SS:
COUNTY OF HARTFORD  )

     Before me, the undersigned, a Notary Public in and for said County and State, this 30th day of January, 1996, personally appeared David Clark, and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

/s/Linda P. Henry                                         March 31, 1998
------------------------            My Commission Expires --------------
           Notary Public

   LINDA HENRY                                          HARTFORD
------------------------            County of Residence ------------
           Printed Name


                                ----------


                                        /s/ Antoine I. Dominic
                                        -----------------------
                                        Antoine I. Dominic

STATE OF NEW YORK)
                 ) SS:
COUNTY OF SUFFOLK)

     Before me, the undersigned, a Notary Public in and for said County and State, this 8th day of March, 1996, personally appeared Antoine I. Dominic and acknowledged the execution of the foregoing to be his voluntary act and deed, for the uses and purposes therein set forth.

      WITNESS my hand and notarial seal.

/s/Maria Piro                                             June 26, 1997
------------------------            My Commission Expires --------------
           Notary Public

   MARIA PIRO                                           SUFFOLK
------------------------            County of Residence ------------
           Printed Name








e1day13d.eg